EXHIBIT 10.4(b)

AMENDMENT TO

ADMINISTRATIVE SERVICES AGREEMENT

THIS AMENDMENT TO ADMINISTRATIVE SERVICES AGREEMENT (this “Amendment”) is made and entered into as of March 17 ,2005, between AF Services, LLC (“AF Services”), a Delaware limited liability company and successor in interest to AF Services, Inc. a Delaware corporation, and eCOST.com, Inc., a Delaware corporation (“eCost”).

RECITALS

WHEREAS, the AF Services and eCost entered into that certain Administrative Services Agreement on September 1, 2004 (the “Agreement”); and

WHEREAS, the parties hereto desire to amend the Agreement as provided herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants contained in this Amendment, the parties hereto agree as follows:

1. Effective on the date of the distribution by PC Mall, Inc. of all of the shares of Common Stock of eCost owned by PC Mall, Inc. to its stockholders (the “Distribution Date”), “Exhibit A” of the Agreement is deleted in its entirety and replaced with Exhibit A attached to this Amendment.

2. Effective on the Distribution Date, Section 2.1 of the Agreement is hereby amended to read in its entirety as follows:

“In consideration of AF Services’ performance of the Services, eCost shall pay AF Services a monthly fee in the amount of Nineteen Thousand Dollars ($19,000.00) (the “Monthly Fee”). In the event that eCost terminates any Services in accordance with Section 3.2 (b) below, the parties will in good faith negotiate and agree to an appropriate adjustment to the Monthly Fee.”

3. Except to the extent specifically modified herein, the Agreement remains in full force and effect.

4. This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to each of the other parties, it being understood that all parties need not sign the same counterpart.

5. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

AF SERVICES, LLC

By:	/s/ BRANDON LAVERNE
	Name:	Brandon LaVerne
	Title:	Manager

eCOST.COM, INC.

By:	/s/ ADAM W. SHAFFER
	Name:	Adam W. Shaffer
	Title:	Chief Executive Officer

Exhibit A

AF Services shall provide eCost payroll administration, human resources administration, product information management, tax returns preparation and catalog advertising production services, and accounting and finance services necessary to permit eCost to prepare financial statements as of and for the periods ending prior to and through the Distribution Date, in each case on a basis consistent with past practices.